UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                        ---------------------------------

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   September 1, 2005
                                                    -----------------


                        HUGO INTERNATIONAL TELECOM, INC.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)


        Delaware                  001-16207                       98-0226479
     --------------           ---------------                  ---------------
(State of Incorporation)      (Commission File                 (IRS Employer
                                   Number)                   Identification No.)


                   14B Jan Sebastian Drive, Sandwich MA 02563
                   ------------------------------------------
                    (Address of principal executive offices)

                                 (508) 888-5478
                          Registrant's Telephone Number


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 4.01         Change in Registrant's Certifying Accountant

     On September 1, 2005, the Board of Directors of Hugo International Telecom, Inc. ("Hugo") dismissed Mahoney Cohen and Company, CPA, P.C. ("Mahoney Cohen") from its position as Hugo's independent registered public accounting firm.

         The audit reports of Mahoney Cohen on Hugo's financial statements for the year ended December 31, 2001 contained a modification expressing substantial doubt about Hugo's ability to continue as a going concern.

     The audit report of Mahoney Cohen for the year ended December 31, 2001 did not contain any other adverse opinion or disclaimer of opinion or qualification other than the modification noted above. Mahoney Cohen did not, during the applicable periods, advise Hugo of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-B.

     Hugo and Mahoney Cohen have not, during Hugo's two most recent fiscal years or any subsequent period through the date of dismissal, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Mahoney Cohen's satisfaction, would have caused Mahoney Cohen to make reference to the subject matter of the disagreement in connection with its reports.

     Hugo has requested Mahoney Cohen to furnish a letter addressed to the Securities and Exchange Commission stating whether or not Mahoney Cohen agrees with the statements in this 8-K. A copy of that letter is filed as exhibit 16 to this 8-K.

     On September 1, 2005, Hugo retained the firm of Rosenberg Rich Baker Berman & Company, P.A. ("Rosenberg Rich") to audit Hugo's financial statements for the years ended December 31, 2002, 2003 and 2004. At no time during the past two fiscal years or any subsequent period did Hugo consult with Rosenberg Rich regarding any matter of the sort described above with reference to Mahoney Cohen, any issue relating to the financial statements of Hugo, or the type of audit opinion that might be rendered for Hugo.


Item 9.01       Financial Statements and Exhibits

Exhibits
--------
16              Letter from Mahoney Cohen and Company, CPA, P.C.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      HUGO INTERNATIONAL TELECOM, INC.

Dated: January 20, 2006               By:/s/ Kevin Kreisler
                                         ---------------------------------------
                                             Kevin Kreisler
                                             Chief Executive Officer